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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934.

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) NOVEMBER 14, 2003

                        FARMERS & MERCHANTS BANCORP, INC

                         (Name of Issuer in its charter)


Ohio                                 000-14492                 341469491
--------------------------------------------------------------------------------
(State or Other Jurisdiction    (Commission File Number)   (I.R.S. Employer
 of Incorporation)                                         Identification No.)


    307-11 N. Defiance, Archbold, OH                             43502
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                       (Zip Code)


Registrant's Telephone Number, including Area Code              (419) 446-2501
                                                              ------------------





                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT


(a) On November 14 2003, the audit committee of Farmers & Merchants Bancorp, Inc. ( the "Corporation"),accepted the resignation of Krouse, Kern, and Company, Inc ("Krouse") as the Corporation's independent public accountants and appointed Plante & Moran, PLLC ("Plante & Moran") as its new independent public accountants for 2003.

(b) Krouse's report on the consolidated financial statements of the Corporation for each of the fiscal years ended December 31, 2001 and December 31, 2002 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2001 and December 31, 2002, and the subsequent interim period through November 14, 2003, there were no disagreements between the Corporation and Krouse on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Krouse, would have caused it to make reference to the subject matter of the disagreement in connection with its reports. During the fiscal years ended December 31, 2001 and December 31, 2002, and the subsequent interim period through November 14, 2003, there were no reportable events as defined in Item 304(a)(1)(v) of SEC Regulation S-K.

(c) Krouse's report on the Corporation's consolidated financial statements for the year ended December 31, 2002, dated January 10, 2003, was issued on an unqualified basis in conjunction with the filing of the Corporation's Annual Report on Form I0-K for the year ended December 31, 2002, filed on March 31. 2003.

(d). During the Corporation's two most recent fiscal years ended December 31, 2001, and December 31, 2002, and the subsequent interim period through November 14, 2003, the Corporation did not consult with Plante & Moran regarding any of the matters or events set forth in Item| 304(a)(2)(i) and (ii) of SEC Regulation S-K.



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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


Exhibit Number           Description of Exhibit

16                       Letter of  Krouse, Kern, & Co. Inc. regarding change in
                         Certifying accountant




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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

Dated: November 17, 2003

                        FARMERS & MERCHANTS BANCORP, INC.


                           /s/ Barbara J. Britenriker
                        ---------------------------------
                             Barbara J. Britenriker
                       Senior Vice President, Comptroller
                             Chief Financial Officer
                            (Principal Financial and
                               Accounting Officer)




                              /s/ Joe E. Crossgrove
                        ---------------------------------
                                Joe E. Crossgrove
                       President & Chief Executive Officer


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                                 EXHIBIT INDEX


Exhibit                 Description of Exhibit
Number

16 Letter of Krouse, Kern, & Co. Inc. regarding change in certifying accountant.